Exhibit 99.1

Name and Address of Reporting Person:	Advent International Corporation
Prudential Tower, 800 Boylston Street, Suite 3300
Boston, MA 02199-8069

Issuer Name and Ticker or Trading Symbol:	Syneos Health, Inc. [SYNH]

Date of Earliest Transaction Required to be Reported:	September 17, 2020
(Month/Day/Year)

Footnotes to Form 4

(1) Represents shares of Class A Common Stock (“Common Stock”) of Syneos Health, Inc. (the “Issuer”) sold in connection with a secondary offering of the Issuer’s Common Stock by the following entities: 64,358 shares sold by Advent International GPE VIII-C Limited Partnership (“GPE VIII-C”) and 3,701,923 shares sold by Double Eagle Investor Holdings, L.P. (“Double Eagle Investor Holdings”), of which: 768 shares were indirectly sold by Advent Partners GPE VII Limited Partnership, 1,966 shares were indirectly sold by Advent Partners GPE VII 2014 Limited Partnership, 1,815 shares were indirectly sold by Advent Partners GPE VII-A Limited Partnership, 5,390 shares were indirectly sold by Advent Partners GPE VII-A 2014 Limited Partnership, 13,091 shares were indirectly sold by Advent Partners GPE VII (Cayman) Limited Partnership, 4,425 shares were indirectly sold by Advent Partners GPE VII 2014 Cayman Limited Partnership, 3,461 shares were indirectly sold by Advent Partners GPE VII-A (Cayman) Limited Partnership, 17,946 shares were indirectly sold by Advent Partners GPE VII-B (Cayman) Limited Partnership, 3,122 shares were indirectly sold by Advent Partners GPE VII-A 2014 (Cayman) Limited Partnership (collectively, the “Advent Partners GPE VII Funds”); 163,901 shares were indirectly sold by Advent International GPE VII-A Limited Partnership, 363,643 shares were indirectly sold by Advent International GPE VII-E Limited Partnership, 28,424 shares were indirectly sold by Advent International GPE VII-H Limited Partnership (collectively, the “GPE VII GP Funds”); 177,079 shares were indirectly sold by Advent International GPE VII Limited Partnership, 504,842 shares were indirectly sold by Advent International GPE VII-B Limited Partnership, 160,432 shares were indirectly sold by Advent International GPE VII-C Limited Partnership, 106,020 shares were indirectly sold by Advent International GPE VII-D Limited Partnership, 46,815 shares were indirectly sold by Advent International GPE VII-F Limited Partnership, 46,815 shares were indirectly sold by Advent International GPE VII-G Limited Partnership (collectively, the “GPE VII GP DE Funds”); 119,301 shares were indirectly sold by Advent International GPE VIII Limited Partnership, 395,173 shares were indirectly sold by Advent International GPE VIII-B Limited Partnership, 140,226 shares were indirectly sold by Advent International GPE VIII-B-1 Limited Partnership, 104,552 shares were indirectly sold by Advent International GPE VIII-B-2 Limited Partnership, 163,261 shares were indirectly sold by Advent International GPE VIII-B-3 Limited Partnership, 55,040 shares were indirectly sold by Advent International GPE VIII-D Limited Partnership, 16,312 shares were indirectly sold by Advent International GPE VIII-F Limited Partnership, 144,509 shares were indirectly sold by Advent International GPE VIII-H Limited Partnership, 134,377 shares were indirectly sold by Advent International GPE VIII-I Limited Partnership, 132,054 shares were indirectly sold by Advent International GPE VIII-J Limited Partnership (collectively, the “GPE VIII GP DE Funds”); 279,835 shares were indirectly sold by Advent International GPE VIII-A Limited Partnership, 61,300 shares were indirectly sold by Advent International GPE VIII-E Limited Partnership, 103,968 shares were indirectly sold by Advent International GPE VIII-G Limited Partnership, 57,217 shares were indirectly sold by Advent International GPE VIII-K Limited Partnership, 56,309 shares were indirectly sold by Advent International GPE VIII-L Limited Partnership (collectively, the “GPE VIII GP Funds”); 27,494 shares were indirectly sold by Advent Partners GPE VIII Cayman Limited Partnership, 3,661 shares were indirectly sold by Advent Partners GPE VIII-A Cayman Limited Partnership, 47,037 shares were indirectly sold by Advent Partners GPE VIII-B Cayman Limited Partnership, 4,614 shares were indirectly sold by Advent Partners GPE VIII Limited Partnership, and 5,728 shares were indirectly sold by Advent Partners GPE VIII-A Limited Partnership (collectively, the “Advent Partners GPE VIII Funds”).

(2) The Reporting Person is a Managing Partner at Advent and in addition may have limited partner or other interests in one or more of the entities described in footnotes (1), (2) and (3) of this Exhibit 99.1. Following the offering, Advent manages funds that collectively own 18,647,036 shares, which are represented as follows: 318,642 shares held directly by GPE VIII-C and 18,328,394 shares held directly by Double Eagle Investor Holdings, of which: 3,804 shares are indirectly owned by Advent Partners GPE VII Limited Partnership, 9,735 shares are indirectly owned by Advent Partners GPE VII 2014 Limited Partnership, 8,988 shares are indirectly owned by Advent Partners GPE VII-A Limited Partnership, 26,684 shares are indirectly owned by Advent Partners GPE VII-A 2014 Limited Partnership, 64,816 shares are indirectly owned by Advent Partners GPE VII (Cayman) Limited Partnership, 21,911 shares are indirectly owned by Advent Partners GPE VII 2014 Cayman Limited Partnership, 17,136 shares are indirectly owned by Advent Partners GPE VII-A (Cayman) Limited Partnership, 88,853 shares are indirectly owned by Advent Partners GPE VII-B (Cayman) Limited Partnership, 15,460 shares are indirectly owned by Advent Partners GPE VII-A 2014 (Cayman) Limited Partnership; 811,482 shares are indirectly owned by Advent International GPE VII-A Limited Partnership, 1,800,408 shares are indirectly owned by Advent International GPE VII-E Limited Partnership, 140,729 shares are indirectly owned by Advent International GPE VII-H Limited Partnership; 876,728 shares are indirectly owned by Advent International GPE VII Limited Partnership, 2,499,483 shares are indirectly owned by Advent International GPE VII-B Limited Partnership, 794,309 shares are indirectly owned by Advent International GPE VII-C Limited Partnership, 524,913 shares are indirectly owned by Advent International GPE VII-D Limited Partnership, 231,782 shares are indirectly owned by Advent International GPE VII-F Limited Partnership, 231,782 shares are indirectly owned by Advent International GPE VII-G Limited Partnership; 590,664 shares are indirectly owned by Advent International GPE VIII Limited Partnership, 1,956,521 shares are indirectly owned by Advent International GPE VIII-B Limited Partnership, 694,268 shares are indirectly owned by Advent International GPE VIII-B-1 Limited Partnership, 517,642 shares are indirectly owned by Advent International GPE VIII-B-2 Limited Partnership, 808,312 shares are indirectly owned by Advent International GPE VIII-B-3 Limited Partnership, 272,508 shares are indirectly owned by Advent International GPE VIII-D Limited Partnership, 80,760 shares are indirectly owned by Advent International GPE VIII-F Limited Partnership, 715,468 shares are indirectly owned by Advent International GPE VIII-H Limited Partnership, 665,308 shares are indirectly owned by Advent International GPE VIII-I Limited Partnership, 653,803 shares are indirectly owned by Advent International GPE VIII-J Limited Partnership; 1,385,475 shares are indirectly owned by Advent International GPE VIII-A Limited Partnership, 303,499 shares are indirectly owned by Advent International GPE VIII-E Limited Partnership, 514,751 shares are indirectly owned by Advent International GPE VIII-G Limited Partnership, 283,286 shares are indirectly owned by Advent International GPE VIII-K Limited Partnership, 278,791 shares are indirectly owned by Advent International GPE VIII-L Limited Partnership; 136,123 shares are indirectly owned by Advent Partners GPE VIII Cayman Limited Partnership, 18,124 shares are indirectly owned by Advent Partners GPE VIII-A Cayman Limited Partnership, 232,883 shares are indirectly owned by Advent Partners GPE VIII-B Cayman Limited Partnership, 22,843 shares are indirectly owned by Advent Partners GPE VIII Limited Partnership, and 28,362 shares are indirectly owned by Advent Partners GPE VIII-A Limited Partnership.

(3) Advent is the Sole Member of Double Eagle GP, LLC, which in turn is the General Partner of Double Eagle Investor Holdings. Advent is the Manager of Advent International GPE VII, LLC (“GPE VII LLC”) and Advent International GPE VIII, LLC (“GPE VIII LLC”).

GPE VII, LLC is the General Partner of GPE VII GP (Delaware) Limited Partnership (“GPE VII GP DE”), GPE VII GP Limited Partnership (“GPE VII GP”), and the Advent Partners GPE VII Funds. GPE VII GP is the General Partner of the GPE VII GP Funds. GPE VII GP DE is the General Partner of the GPE VII GP DE Funds.

GPE VIII LLC is the General Partner of GPE VIII GP Limited Partnership (“GPE VIII GP”), GPE VIII GP (Delaware) Limited Partnership (“GPE VIII GP DE”), and AP GPE VIII GP Limited Partnership (“AP GPE VIII GP”). GPE VIII GP DE is the General Partner of the GPE VIII GP DE Funds and of GPE VIII-C. GPE VIII GP is the General Partner of the GPE VIII GP Funds. AP GPE VIII GP is the General Partner of the Advent Partners GPE VIII Funds.

(4) The Reporting Person disclaims Section 16 beneficial ownership of the shares reported herein except to the extent of its respective pecuniary interest therein, if any, and the inclusion of these shares in this report shall not be deemed an admission of beneficial ownership of all the reported shares for purposes of Section 16 of the Securities Exchange Act of 1934, as amended, or any other purpose.